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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 30, 2003

                Date of Report (date of earliest event reported):

                             Euronet Worldwide, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                                                          04-2806888
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(State or other jurisdiction            (Commission               (IRS Employer
of incorporation)                       File Number)              ID Number)


4601 College Boulevard
Leawood, Kansas                                      66211
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(Address of principal executive offices)             (Zip Code)

Registrant's Telephone Number, including area code:  (913) 327-4200



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 7. Exhibits

Exhibit 99.1 - Press Release Dated April 30, 2003

Item 9.  Regulation FD Disclosure

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Euronet Worldwide, Inc. (the "Company") pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the quarter ended March 31, 2003.

On April 30, 2003 the Company issued a press release regarding its earnings for the quarter ended March 31, 2003. A copy of this release is being furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

This release includes certain non-GAAP financial measures of our results, including EBITDA, net income excluding foreign exchange losses and gain on sale of the Company's UK ATM network and presentation of our Prepaid Processing segment's results (revenues and profits) for a full, rather than a partial, quarter. Each of these non-GAAP measures is reconciled to the most directly comparable GAAP measure in a table included in the press release. Recent legislative require us to explain why non-GAAP financial measures are useful in measuring our financial performance.

As used by the Company, EBITDA is operating income plus depreciation and amortization and is provided because management believes EBITDA is widely used by financial analysts and investors as a measure of the Company's operating performance and its ability to service debt using cash generated from its operating activities.

Net income excluding foreign exchange losses and gain on sale excludes currency fluctuations from net income, a non-operating item, as well as the gain on sale of our UK subsidiary, an infrequent event outside the normal course of the Company's operating business. This measure has been provided because management believes that this will facilitate period-to-period comparisons of our results excluding these significant non-recurring and/or irregular items.

A comparison of partial to full-quarter results for our recently acquired Prepaid Processing segment allows a better understanding of the full quarter's effect of the Prepaid Processing segment as compared with the two months of business activity that was included in GAAP income from the date of acquisition. Management believes this will enable analysts and investors to make a more meaningful evaluation of historical full period results for this segment.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Euronet Worldwide, Inc.

                                             By: /s/
                                                 ---------------------------
                                                 Daniel R. Henry
                                                 Chief Operating Officer

Date:  May 7, 2003

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